UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2010

Beacon Energy Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-147261	26-3254908
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

186 North Avenue East Cranford, New Jersey	07016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 497-9990

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 20, 2010, the Company announced it will host a conference call at 10:00 a.m. Eastern Time on Tuesday, May 25, 2010, to discuss its results for the year ended December 31, 2009 and to provide an update on business developments. The Company also announced that it has filed for an extension to release its First Quarter results for the period ended March 31, 2010. The Company's press release announcing the call is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Ex. 99.1 Press Release issued May 20, 2010.

The information in Item 8.01 of this Current Report on Form 8-K and Exhibit 99.1 is being furnished and will not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor will it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as will be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Beacon Energy Holdings, Inc.

Date: May 20, 2010	By:	/s/ Carlos E. Agüero
Carlos E. Agüero
Chairman and Director

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued May 20, 2010.